UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Commission File Number 001-38103

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	98-1376360
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2023, Janus Henderson Group plc (the “Company”) held its 2023 Annual General Meeting of Shareholders. Shareholders voted on the following resolutions and cast their votes as described below. All director nominees were elected (Proposal 1). The proposal to approve the compensation of the Named Executive Officers as disclosed in the Company’s 2023 Proxy Statement, through a non-binding advisory vote, was approved (Proposal 2). The special resolutions to renew the Board’s authority to repurchase its ordinary shares (“common stock”) and CHESS Depositary Interests (“CDIs”) were approved (Proposals 3 and 4, respectively). Additionally, shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2023 and authorized the Directors to determine their remuneration (Proposal 5).

Proposal 1: Election of Directors.

Proposal	Nominee	For	% For	Against	Abstain	Broker Non-Votes
1.1	Brian Baldwin	135,910,382	99.2	1,036,817	117,791	5,350,430
1.2	John Cassaday	135,157,887	98.7	1,789,483	117,620	5,350,430
1.4	Kalpana Desai	135,224,759	98.7	1,721,987	118,244	5,350,430
1.5	Ali Dibadj	136,103,861	99.4	841,792	119,337	5,350,430
1.6	Kevin Dolan	135,772,872	99.1	1,178,082	114,036	5,350,430
1.7	Eugene Flood Jr.	135,211,949	98.7	1,739,227	113,814	5,350,430
1.8	Ed Garden	135,443,193	98.9	1,500,826	120,971	5,350,430
1.9	Alison Quirk	135,816,649	99.2	1,121,382	126,959	5,350,430
1.10	Angela Seymour-Jackson	115,344,809	84.2	21,595,300	124,881	5,350,430
1.11	Anne Sheehan	135,868,473	99.2	1,079,036	117,481	5,350,430

Note: Proposal 1.3, the resolution to elect Alison Davis, was withdrawn due to her resignation from the Company’s Board of Directors on March 24, 2023.

Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation.

For	% For	Against	Abstain	Broker Non-Vote
106,862,030	78.1	30,007,601	195,359	5,350,430

Proposal 3: Renewal of Authority to Repurchase Common Stock.

For	% For	Against	Abstain	Broker Non-Vote
141,845,715	99.8	238,625	331,080	0

Proposal 4: Renewal of Authority to Repurchase CDIs.

For	% For	Against	Abstain	Broker Non-Vote
141,786,792	99.8	268,064	360,564	0

Proposal 5: Reappointment and Remuneration of Auditors.

For	% For	Against	Abstain	Broker Non-Vote
141,517,645	99.5	732,327	165,448	0

Note: In tabulating the voting results, only FOR or AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present. Issued Share Capital as at the record date (March 6, 2023): 165,657,905 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 5, 2023	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer

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